                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                   FORM 8-K/A

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date     of Report (Date of earliest event reported) August 8, 2002
                      (August 7, 2002)

                    ST. MARY LAND amp; EXPLORATION COMPANY
          (Exact name of registrant as specified in its charter)

          Delaware                 000-20872           41-0518430
(State or other jurisdiction      (Commission        (I.R.S Employer
      of incorporation)          File Number)      Identification No.)

             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

EXPLANATORY        NOTE - This amendment on form 8-K/A to the registrant's form
                   8-K dated August 8, 2002 is being filed solely to insert on the signature page the typed form of signature on behalf of the registrant that was inadvertently omitted from the
                   original filing. All other information contained in the
                   original form 8-K remains unchanged.

Item 7.    Financial Statements and Exhibits.

      (c)    Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit        99.1 Press release of St. Mary Land amp;
                             Exploration Company dated August 7, 2002.

Item 9. Regulation FD Disclosure

     In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     The registrant issued a press release dated August 7, 2002 announcing its earnings and financial highlights for the second quarter of 2002. This press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ST. MARY LAND amp; EXPLORATION COMPANY

Date: August 8, 2002    By:/s/ GARRY A. WILKENING
                           Garry A. Wilkening
                           Vice President-Administration, Controller